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                             STOCKHOLDERS AGREEMENT

            AGREEMENT made as of the 30th day of October, 1996, by and among Lexington Healthcare Group, Inc. a Delaware corporation with a business address of 35 Park Place, New Britain, Connecticut 06052 (the "Corporation"), Jack Friedler, an individual residing at 1041 Church Hill Road, Fairfield, CT 06432("Friedler"), and Harry Dermer, an individual residing at 725 Town Hill Road, New Hartford, CT 06057 ("Dermer"). Friedler and Dermer are sometimes hereinafter referred to collectively as "Stockholders" and individually as Stockholder.

                                 R E C I T A L S

            WHEREAS, the authorized capital stock of the Corporation consists of 16,000,000 shares of common stock, par value $______ per share (the "Common Stock"); and

            WHEREAS, Friedler owns 1,846,500 shares of Common Stock and Dermer owns 615,500 shares of Common Stock (collectively referred to as the "Shares");

            WHEREAS, the Stockholders desire to promote their joint interests and the interests of the Corporation by imposing certain restrictions and obligations on themselves and on the Corporation and on the Shares held by each of them;

            WHEREAS, the Stockholders believe it to be in their best interests and in the best interests of the Corporation that the Shares owned by the Stockholders be transferrable only upon compliance with the provisions of this Agreement; and

            WHEREAS, the Stockholders and the Corporation anticipate that the Corporation will soon be consummating an initial public offering of its securities;
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            NOW, THEREFORE, in consideration of the mutual obligations contained herein and other good and valuable consideration, the Stockholders hereby agree as follows:

      1. Definitions.

      (a). The word "Affiliate" shall mean any Person controlling, or controlled by, another Person and for purposes hereof shall include all relatives by blood, marriage or adoption.

      (b). The word "Agreement" shall mean this Stockholders Agreement, as it may be amended from time to time pursuant to the terms hereof.

      (c). The term "Bona Fide Offer" shall mean any offer made by a Person not a party to this Agreement or an Affiliate thereof to any Stockholder to purchase Shares; provided, however, that said offer must include an agreement by the Transferee to purchase Shares owned by the non-selling Stockholder to the extent the "come along" provisions of Section 3 hereof are exercised by such non-selling Stockholder. In the event a Bona Fide Offer shall provide for the exchange of assets other than cash or cash equivalents, either the Bona Fide Offer shall include the fair market value of said assets if such fair market value is publicly available and readily ascertainable or the Transferor shall submit with the Offer to Sell relating to such Bona Fide Offer an appraisal prepared by a qualified independent third party evidencing the fair market value of the assets to be exchanged as of the date of the Bona Fide Offer.

      (d). The word "Person" shall mean (and include) an individual, trust, fiduciary, partnership, corporation, associa tion or any other legal entity.

      (e). The term "Offer to Sell" shall refer to an offer made pursuant to, and as defined in, Section 2(b).

      (f). The term "Offered Shares" shall mean the shares of Common Stock of the Corporation included in an Offer to Sell.
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      (g). The term "owned by," referring to the owner of Shares, shall refer to the Person recorded on the stock record books regularly maintained by the Corporation as the owner of such Shares.

      (h). The word "transfer" shall include the sale, assignment, gift, devise, pledge, encumbrance or other disposition of any Shares, whether absolute or conditional, temporary or permanent, outright or in trust, voluntary or involuntary.

      (i). The word "Transferee" shall refer to any holder of Shares transferred to him by a Stockholder.

      (j). The words "Transferor" or "Selling Stockholder" shall refer to any Stockholder desiring to make a transfer of his Shares.
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      2. Restrictions on Transferability of Shares Held by the
              Stockholders and Permitted Transfers.

      (a). Each of the Stockholders hereby agrees not to transfer, sell, distribute or otherwise dispose of the Shares, now owned or hereafter acquired. Notwithstanding the foregoing, either Stockholder may: (i) sell all or any part of his Shares publicly in a public offering or ordinary brokerage transactions in accordance with Rule 144 promulgated pursuant to the Securities Act of 1933, as amended ("Act"); (ii) transfer all or any part of his Shares, without consideration, to a spouse, lineal descendent, parent or to a trust for the benefit of the Stockholder and/or any of the foregoing ("Family Members") subject to compliance with the provisions of Section 5 hereof; (iii) make a private sale of any Shares owned by him only pursuant to a Bona Fide Offer and after compliance with the terms and conditions of Section 2 of this Agreement; or (iv) transfer his Shares upon his death subject to the provisions of Section 4 hereof. Any purported transfer of any Shares by any Stockholder or any successor to any Stockholder which violates any provision of this Agreement will be invalid, and the Corporation will not transfer any of such Shares on its books, nor will any of such Shares be entitled to vote or receive dividends thereon, during the period of any such violation. Such disqualification will be in addition to, and not in substitution of, any other legal or equitable remedies to enforce such provisions. The Corporation and its officers, directors and employees shall not be liable to any person for any action or refusal to act taken under the provisions of this Section 2(a).

      (b). (i) If either Stockholder desires to transfer his or her Shares (a "Selling Stockholder"), in a private sale in connection with a Bona Fide Offer, the Selling Stockholder must give the remaining Stockholder thirty (30) days written notice of his intention to sell ("Offer to Sell") at the address as set forth on the books of the Corporation. An Offer to Sell shall be in writing and shall include the number of Shares which the Transferor intends to transfer, the name and address of the prospective Transferee, the terms of such transfer and a copy of any written agreement or other document setting forth the
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information herein required. A copy of the Bona Fide Offer shall be delivered with the written Offer to Sell. The Offer to Sell shall constitute an offer to sell the Offered Shares to the other Stockholder at the price and upon the terms and conditions as are set forth in the Bona Fide Offer. If the Bona Fide Offer provides for the exchange of assets other than cash or cash equivalents, the Offer to Sell to the Stockholder shall be deemed to be an Offer to Sell the Offered Shares at the fair market value of the assets to be exchanged, determined as of the date of the Bona Fide Offer.

            (ii) The remaining Stockholder will thereupon have the option, to be exercised in writing, within thirty (30) days from the giving of the Offer to Sell ("Exercise Period") to purchase all or any portion of the Offered Shares. The Selling Stockholder shall not be obligated to sell any of the Offered Shares to the non-selling Stockholder unless all of the Offered Shares are purchased by the non-selling Stockholder.

      (c). If an Offer to Sell is not accepted by the other Stockholder, the Transferor may transfer the Shares to the prospective Transferee named in the Offer to Sell in strict accordance with the terms therein stated, at a price not less than, and on terms and conditions not more favorable to such Transferee than, are set forth in the Offer to Sell, free and clear of the terms and conditions of this Agreement. A transfer to a Transferee after an Offer to Sell is not accepted shall be consummated and the Shares transferred to the Transferee within thirty (30) days after the expiration of the Exercise Period. If the Transferor shall fail to make such transfer within such thirty (30) day period, or if he shall propose to sell the Offered Shares at a lower price or on more favorable terms to the purchaser, the Offered Shares shall again become subject to all the restrictions contained in this Agreement, and the Selling Stockholder shall again make the Offered Shares available to the remaining Stockholder for purchase in the manner set forth herein.

      3. Come Along. In the event the non-selling Stockholder determines not to exercise the right of first refusal granted pursuant to Section 2, the non-selling Stockholder shall have the
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right to cause the Transferee to purchase from the non-selling Stockholder the same percentage of the Shares owned by the non-selling Stockholder as is equal to the fraction, expressed as a percentage, the numerator of which is the number of Offered Shares and the denominator of which is the total number of Shares owned by the Selling Stockholder prior to such sale; subject to the adjustment specified in this Section 3 ("Come Along"). The non-selling Stockholder shall exercise the Come Along by giving the Selling Stockholder and the proposed Transferee notice of such exercise within the Exercise Period, but not later than the date upon which the non-selling Stockholder gives notice of his non-exercise of the right of first refusal if notice of non-exercise is given. Upon receipt of the notice of exercise of the Come Along, the Transferee shall have the option to purchase the aggregate number of Shares specified in the Bona Fide Offer to be purchased from the Selling Stockholder and the other Stockholder, pro rata or to increase the number of Shares purchased by such amount (with a concomitant increase in the purchase price, but otherwise on the same terms and conditions contained in the Bona Fide Offer) so that the other Stockholder is selling the same percentage of his Shares as the percentage sold by the Selling Stockholder. The Transferee's election shall be made within fifteen days of the receipt by the Transferee of the other Stockholder's exercise of the Come Along.

      4. Death of a Stockholder. The transfer of Shares upon the death of a Stockholder to such Stockholder's estate and from the estate to the beneficiary of such estate or to the distributee under law, shall be permitted, provided however, the Shares so transferred shall remain subject to the terms and conditions of this Agreement and such Shares shall be voted as provided in
Section 5 hereof as if, and to the same extent, that the transfer were a transfer to a Family Member.

      5. Transfer To Family Members. A transfer, without consideration, may be made to a Family Member, as provided in Section 2, provided that the Family Member to whom such transfer is made agrees in writing for the benefit of the Stockholder other than the Transferor that such Family Member will vote the Shares owned by him/her/it on all matters upon which the Shares of the Corporation are voted in the same proportion as the Shares owned by
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Friedler and Dermer are voted. If either Friedler or Dermer own no Shares, the
Shares owned by the Family Member shall be voted in the same manner as the Shares owned by the Stockholder owning Shares are voted. As used in this Section, the term "voted" shall include action taken by written consent, in addition to a vote in person or by proxy.

      6. Rights to Serve as or Designate Directors. For as long as either Friedler or Dermer remains a Stockholder of the Corporation, each agrees to vote the Shares owned by him for the election of the other as a Director of the Corporation or for the person designated a Director in his stead. To the extent not inconsistent with law, each will take all action reasonably necessary (including to vote as a director for a management slate of directors which includes the other Stockholder or such other Stockholder's designee) to carry out the intention that each of the Stockholders (or their respective designee) be elected as a director of the Corporation.

      7. Endorsement on Certificates. Upon execution of this Agreement, the certificates of stock subject thereto shall be surrendered to the Corporation and the stock certificates repre senting the Shares shall bear the following legend:

         "The shares represented by this certificate
         have not been registered under the
         Securities Act of 1933, as amended, or
         under state securities laws and may not be
         sold or transferred unless registered under
         said act and applicable state securities
         laws or unless, in the opinion of counsel
         satisfactory to the Corporation, the
         transfer qualifies for an exemption from
         the registration provisions thereof. In
         addition, this certificate of stock and the
         shares represented hereby are held subject
         to the terms and conditions contained in an
         agreement by and among the Stockholders of
         the Corporation and the Corporation dated
         as of __________, 1996, and all amendments
         thereto, and may not be transferred except
         in accordance with the
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         terms and provisions thereof. A copy of
         such agreement will be furnished by the
         Corporation upon request."

                  Upon endorsement, the certificates shall be delivered to the Stockholders, who shall be entitled to exercise all rights of ownership of such stock, subject to the terms of this Agreement. All capital stock of the Corporation hereinafter issued to the Stockholders shall bear the same endorsement.

      8. Termination of Agreement. This Agreement shall terminate upon the occurrence of any of the following events:

      (a). The cessation of the Corporation's business;

      (b). Adjudication of the Corporation as a bankrupt, the execution by it of an assignment for the benefit of creditors, or the appointment of a receiver for the Corporation;

      (c). Voluntary, involuntary or judicial dissolution of the Corporation; or

      (d) Only Friedler or Dermer owns Shares and no Shares are owned by a Family Member or a deemed Family Member.

                  Upon the termination of this Agreement, each Stockholder shall surrender to the Corporation the certificates for his shares, and the Corporation shall issue to him in lieu thereof new certificates for an equal number of shares without the endorsement set forth in Section 7.

      9. Equitable Remedy. The parties hereby declare that it is impossible to measure in monetary terms the damages which shall accrue to a party hereto by reason of another party's failure to perform any of the obligations under this Agreement. Therefore, if any party hereto shall institute any action or proceeding to enforce the provisions hereof, any person (including the Corporation) against whom such action or proceeding is brought hereby waives the claim or defense therein that there is an adequate remedy at law, and such person shall
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not urge in any such action or proceeding the claim or defense that such remedy at law exists.

      10. Miscellaneous.

      (a). Any notice or other communication required or permitted to be given to any party hereunder shall be deemed given when delivered personally or by overnight courier or other delivery service providing documentary evidence of delivery, or five (5) days after mailing by certified mail, return receipt requested, to the parties at the addresses as set forth above, or to such other address as the respective parties may designate by notice given pursuant to this Agreement.

      (b). This Agreement shall be binding upon the parties hereto and their heirs, executors, administrators, successors and assigns. Each Stockholder in furtherance thereof shall execute a will directing his executor to perform this Agreement and to execute all documents necessary to effectuate its purposes, but the failure to execute such will shall not affect the rights of any Stockholders or the obligations of any estate, as provided in this Agreement.

      (c). This Agreement contains the entire agreement of the parties and supersedes all prior agreements, written or oral. No change in or modification of this Agreement shall be binding unless the same shall be in writing and signed by the parties hereto.

      (d). This Agreement shall be governed by and construed in accordance with the laws of the State of Connecticut.

      (e). Any controversy or claim arising out of or relating to this contract shall be determined by arbitration in accordance with the International Arbitration Rules of the American Arbitration Association. The place of arbitration shall be New York City.

      (f). Whenever from the context it appears appropriate, each item stated in either the singular or the plural shall include the singular and the plural, and pronouns stated in either the
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masculine, feminine or neuter genders shall include the masculine, feminine and neuter genders.

      (g). This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together constitute one and the same instrument.

      11. Severability. It is agreed that in the event any provision of this Agreement or the application thereof to any person or circumstance shall be adjudged to be invalid or unenforceable according to any applicable laws, the remaining provisions of this Agreement and the application thereof to any person or circumstances shall not be affected thereby and shall be enforced to the fullest extent permitted by law.
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            IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.


                                    LEXINGTON HEALTHCARE GROUP, INC.

                                    /s/ Harry Dermer
                                    ---------------------------------
                                    By: Harry Dermer
                                    Title: President

                                    /s/ Jack Friedler
                                    ---------------------------
                                    Jack Friedler

                                    /s/ Harry Dermer
                                    --------------------------
                                    Harry Dermer